Income Tax	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Income Tax

NOTE 11

INCOME TAXES

Effective Tax Rate

The company’s effective income tax rate from continuing operations was 15.7% and 22.7% during the three months ended March 31, 2016 and 2015, respectively. The company’s effective income tax rate differs from the U.S. federal statutory rate each year due to state and local taxes, certain operations that are subject to tax incentives and foreign taxes that are different from the U.S. federal statutory rate. In addition, the effective tax rate can be affected each period by discrete factors and events.

The effective income tax rate during the three months ended March 31, 2016 was favorably impacted by an increase in the amount of expenditures qualifying for the U.S. Research & Experimentation tax credit and the settlement of an indemnification liability with Baxter. The effective income tax rate during the three month ended March 31, 2015 was favorably impacted by separation-related costs incurred during the period that were deductible at tax rates higher that the effective tax rate.

NOTE 14

INCOME TAXES

Income from Continuing Operations Before Income Tax Expense by Category

years ended December 31 (in millions)	2015	2014	2013
United States	$618	$728	$881
International	580	804	732

Income before income taxes	$1,198	$1,532	$1,613

Income Taxes on Continuing Operations

years ended December 31 (in millions)	2015	2014	2013
Current
United States	$283	$273	$326
International	52	5	42

Current income tax expense	335	278	368

Deferred
United States	(52)	27	(40)
International	(13)	41	(3)

Deferred income tax (benefit) expense	(65)	68	(43)

Income tax expense	$270	$346	$325

Income Tax Expense Reconciliation

years ended December 31 (in millions)	2015	2014	2013
Income tax expense at U.S. statutory rate	$420	$536	$565
Tax incentives	(112)	(111)	(146)
Foreign taxes less than U.S. rate	(48)	(98)	(89)
State and local taxes	15	26	32
Branded Prescription Drug Fee	10	20	7
Research and Orphan Drug Credit	(7)	(7)	(10)
Domestic manufacturing deduction	(14)	—	—
Tax contingencies	12	(19)	(30)
Other items	(6)	(1)	(4)

Income tax expense	$270	$346	$325

The effective income tax rate for continuing operations was 22.5% in 2015, 22.6% in 2014, and 20.1% in 2013. As detailed in the income tax expense reconciliation table above, the company’s effective tax rate differs from the U.S. federal statutory rate each year due to certain operations that are subject to tax incentives, state and local taxes, and foreign taxes that are different than the U.S. federal statutory rate. In addition, the effective tax rate can be impacted each period by discrete factors and events.

The benefit from foreign operations reflects the impact of lower income tax rates in locations outside the United States, as well as tax exemptions and incentives in Switzerland, Singapore, and other foreign tax jurisdictions. Earnings outside the United States of $77 million incurred prior to the separation are not deemed to be indefinitely reinvested and have an associated income tax of $9 million. Management intends to continue to reinvest all other historical and future earnings in several jurisdictions outside of the United States indefinitely, and therefore has not recognized U.S. income tax expense on these earnings.

The company has received tax incentives in certain taxing jurisdictions outside the United States. The financial impact of the reductions as compared to the statutory tax rates is indicated in the income tax expense reconciliation table above. The tax reductions as compared to the local statutory rate favorably impacted earnings from continuing operations per diluted share by $0.17 in 2015, $0.16 in 2014 and $0.21 in 2013.

Deferred Tax Assets and Liabilities

as of December 31 (in millions)	2015	2014
Deferred tax assets
Compensation and retirement benefits	$213	$92
Tax credits and net operating losses	40	3
Capital lease obligations	116	—
Accrued expenses	123	198
Valuation allowances	(4)	—

Total deferred tax assets	488	293

Deferred tax liabilities
Subsidiaries’ unremitted earnings	(9)	(34)
Fixed assets	(313)	(258)
Intangible assets	(148)	(78)
Other items	(4)	31

Total deferred tax liabilities	(474)	(339)

Net deferred tax asset	$14	$(46)

In 2015, certain prior period amounts were reclassified to conform with the current period presentation, primarily in connection with the classification of prepaid taxes associated with deferred intercompany profit in inventory from the deferred taxes rollforward. The company has elected to adopt ASU No. 2015-17, as further discussed in Note 2, starting with the period ending December 31, 2015 and retroactively applying to the balances as of December 31, 2014. The company has prepared these financial statements in accordance with the new guidance requiring that all deferred tax assets and liabilities, along with any related valuation allowance, be classified as noncurrent on the balance sheet. Additional reclassifications were made with respect to prior period deferred items to better identify the true nature of these items and to conform with the current period presentation. The adoption of ASU No. 2015-17 has the effect of reducing short-term deferred income taxes by $215 million, increasing other long-term assets by $14 million, reducing short-term liabilities by $4 million and reducing other long-term liabilities by $197 million for the year ended December 31, 2014.

As of December 31, 2015, the company has no material loss or credit carryforwards for U.S. or state tax purposes. As of December 31, 2015, the company had foreign operation loss carryforwards of $50 million and no foreign tax credit carryforwards. The company maintains no material valuation allowances to reduce deferred tax assets because the company believes it is more likely than not that these assets will be fully realized. The company evaluates the need for valuation allowances on a continuous basis, and as circumstances change, the need for a valuation allowance against deferred tax assets may arise.

Deferred income taxes have not been provided on approximately $6.4 billion of the undistributed earnings of foreign subsidiaries as these earnings have been indefinitely reinvested for continued use in foreign operations. If these undistributed earnings are repatriated to the U.S. in the foreseeable future, the company would incur an income tax expense of approximately $2.2 billion, excluding any potential foreign tax credits or future changes in tax law.

Unrecognized Tax Benefits

The following is a reconciliation of the company’s unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013.

as of and for the years ended (in millions)	2015	2014	2013
Balance at beginning of the year	$65	$81	$259
Increase associated with tax positions taken during the current year	17	2	7
Decrease associated with tax positions taken during a prior year	—	(4)	—
Separation related adjustment	(60)	—	—
Settlements	(5)	(6)	(179)
Decrease associated with lapses in statutes of limitations	—	(8)	(6)

Balance at end of the year	$17	$65	$81

Baxalta and Baxter entered into a tax sharing agreement, effective on the date of separation, which employs a tracing approach to determine which company is liable for certain pre-separation income tax items. If a liability arises and is attributable to the Bioscience business, the liability would be allocated to Baxalta. If a liability arises and is attributable to the Medical Device, Renal or Biosurgery businesses, it would be allocated to Baxter.

The table above reflects a reduction of $60 million related to tax periods prior to the separation for which Baxter is the primary obligor. However, under U.S. Treasury Regulations, each member of a consolidated group is jointly and severally liability for the U.S. federal income tax liability of each other member of the consolidated group. Accordingly, with respect to periods in which Baxalta was included in the Baxter consolidated group, Baxalta could be liable to the U.S. government for any U.S. federal income tax liability tax incurred by the consolidated group, to the extent not discharged by any other member.

Baxalta will be directly responsible for tax contingencies and related interest and penalties for its newly formed legal entities for periods after separation or in instances where an existing entity was transferred to Baxalta upon separation. As a result, Baxalta has continued to account for these tax contingencies.

If recognized, the net amount of contingent tax liabilities that would impact the company’s effective tax rate is $17 million. The company does not expect that it is reasonably possible that any of its uncertain tax liability positions will be settled in the next twelve months. The company believes adequate provision has been made for all income tax uncertainties. Baxalta recognizes accrued interest and penalties related to uncertain tax positions in income tax expense. The amounts expensed and the liabilities accrued are immaterial as of and for the year ended December 31, 2015. Uncertain tax positions are included as a long-term liability on the consolidated balance sheets.

In the normal course of business, the company may be audited by federal, state and foreign tax authorities, and may be periodically challenged regarding the amount of taxes due. As of December 31, 2015, Baxalta entities were not subject to any ongoing income tax audits.